UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                          SCHEDULE 14A




Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12



                   Surge Components, Inc.
-----------------------------------------------------------------
     (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


                     SURGE COMPONENTS, INC.
                    (a Delaware Corporation)

                  Notice of 2003 Annual Meeting
                   of Shareholders to be held
                 at 10:00 A.M. on [      ], 2003


To the Shareholders of
SURGE COMPONENTS, INC.:

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Meeting") of SURGE COMPONENTS, INC. (the
"Company") will be held on [       ], 2003 at 10:00 A.M.  at  the
Company's offices located at 95 East Jefryn Boulevard, Deer Park, NY 11729 to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     Proposal 1.    To elect six directors; and

     Proposal  2.     To  transact such  other  business  as  may
properly come before the Meeting.

     The  Board  of Directors has fixed [       ], 2003,  at  the
close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business
hours  from  [       ], 2003 until the Meeting at the offices  of
the Company.  The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                           By Order of the Board of Directors


                           Ira Levy, President
Date:   [         ], 2003

     Requests for additional copies of proxy material and the Company's Annual Report for its fiscal year ended November 30, 2002 should be addressed to Shareholder Relations, Surge Components, Inc., 95 East Jefryn Boulevard, Deer Park, NY 11729. This material will be furnished without charge to any shareholder requesting it.



                     SURGE COMPONENTS, INC.

                    95 East Jefryn Boulevard
                       Deer Park, NY 11729


                         Proxy Statement

     The enclosed proxy is solicited by the management of Surge Components, Inc. (the "Company") in connection with the 2003 Annual Meeting of Shareholders (the "Meeting") to be held on [ ], 2003 at 10:00 A.M. at the Companys offices located at 95 East Jefryn Boulevard, Deer Park, NY 11729 and any adjournment
thereof.  The Board of Directors (the Board) has set  [        ],
2003 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended November 30, 2002 ("Fiscal 2002")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 8,743,326 shares of Common Stock (the "Common Stock") outstanding at the
close  of  business on [       ], 2003 will be entitled to  vote.
Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. All shares of our Common Stock represented in person or by proxy (including shares which abstain or do not vote for any reason with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter. If a broker or nominee holding stock in street name indicates on the proxy that it does not have discretionary authority to vote as to a particular matter (broker non-votes), those shares will not be considered as present and
entitled  to  vote with respect to such matter.   Accordingly,  a
broker non-vote on a matter has no effect on the voting on such matter. The Company has also authorized and issued 42,700 shares of Series C Preferred Stock which has no voting rights. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on
or about  [   ],   2003.  The  mailing  address of the  Company's
principal executive offices is 95 East Jefryn Boulevard,Deer Park,
NY 11729.


PROPOSAL ONE.  ELECTION OF DIRECTORS
------------------------------------

     The following table sets forth certain information as to the persons nominated for election as a director of the Company at the Meeting:

                                                      Director
Name             Age   Positions with Surge             Since
----             ---   --------------------           --------

Ira Levy          46   Chief Executive Officer,         1981
                       President and Director

Steven J. Lubman  47   Vice President, Principal        1981
                       Financial Officer,
                       Secretary and Director

Alan Plafker      44   Director, Member of the Audit    2001
                       Committee and Member of the
                       Compensation Committee

David Siegel      77   Director, Member of the Audit    1983
                       Committee and Chairman of the
                       Compensation Committee

Mark Siegel       49   Director, Member of the          1996
                       Audit and Compensation
                       Committees

Lawrence Chariton 45   Director, Member of Audit        2001
                       Committee


     Ira Levy has served as President, Chief Executive Officer and a director of Surge since its inception in November 1981. From 1976 to 1981, Mr. Levy was employed by Capar Components Corp., an importer and supplier of capacitor and resistor products.

     Steven  J.  Lubman  has  served as Surge's  Vice  President,
Principal Financial Officer, Secretary and a director since its inception in November 1981. From 1975 to 1981, Mr. Lubman was employed by Capar Components, Inc.

     David Siegel has served as a director since 1983, as well as Chairman of the Board from 1983 to February 2000. Mr. Siegel also serves on the boards of directors of Kent Electronics Corp. and Micronetics, Inc., each of which is a publicly traded company, and Great American of Deer Park, Inc., a privately held company which leases facilities to Surge. David Siegel is the father-in-law of Ira Levy and the father of Mark Siegel.

     Mark Siegel has served as a director since October 1996. Since 1985, Mr. Siegel has been the President of Mark Siegel
Inc., d/b/a Great American Electronics Corp., an electronics parts distributor, and Great American of Deer Park, Inc., a privately held company which leases facilities to Surge. Mark Siegel is the son of David Siegel and the brother in-law of Ira Levy.

     Alan Plafker has served as a director since June 2001. Mr. Plafker is the President and Chief Executive Officer of Member Brokerage Service LLC, a credit union service organization owned by Melrose Credit Union. Mr. Plafker has over 20 years of management experience in the insurance and credit union industries.

     Lawrence Chariton has served as a director since August 2001. For the last 25 years, Mr. Chariton has worked as a Sales Manager for Linda Shop, a retail jewelry business, and is involved in charitable organizations benefiting the State of Israel. Mr. Chariton graduated from Hofstra University in 1979 with a Bachelor's Degree in accounting.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE  ACT  OF
1934.
-----------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 2002 all executive officers and directors of the Company complied with all applicable filing requirements.

AUDIT AND COMPENSATION COMMITTEES
---------------------------------

      During Fiscal 2002, the Compensation Committee, consisting of Messrs. David Siegel and Mark Siegel, had no meetings.

     During   Fiscal  2002,  the  Audit  Committee  (the   "Audit
Committee"), consisting of Messrs. Chariton and Plafker, met four times.

AUDIT COMMITTEE REPORT
----------------------

     The Audit Committee consists of independent directors all of whom meet the independence and experience requirements of Nasdaq Marketplace Rule 4200(a)(14). The Audit Committees responsibilities are as described in a written charter adopted by the Board, which is attached as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Companys audited financial statements for Fiscal 2002 with management and with the Companys independent auditors, Seligson & Giannatassio LLP (S&G). The Audit Committee has discussed with S&G the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from S&G required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with S&G its independence. Based on the Audit Committees review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2002 be included in the Companys Annual Report on Form 10-KSB for Fiscal 2002 for filing with the Securities and Exchange Commission.

     Submitted by the members of the Audit Committee:

                                                  Alan Plafker
                                                  Lawrence Chariton


AUDIT   FEES;   FINANCIAL   INFORMATION   SYSTEMS   DESIGN    AND
IMPLEMENTATION FEES; ALL OTHER FEES
-----------------------------------------------------------------

     Audit fees billed to the Company by S&G during Fiscal 2002 for review of the Companys annual financial statements and those financial statements included in the Companys quarterly reports on Form 10-QSB totaled $154,220. The Company did not engage S&G to provide advice to the Company regarding financial information systems design and implementation during Fiscal 2002. The
Company also engaged S&G during Fiscal 2002 for the preparation of the Company's tax returns totaling $10,000 in services.

     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to Surge during the fiscal years ended November 30, 2002, 2001 and 2000 by those persons who served as chief executive officer and any executive officer who received compensation in excess of $100,000 during such years.



                            Summary Compensation Table
                            --------------------------


                                                                            Long-Term
                                                                            Compensation
                                                                Other       Shares
Name and Principal                 Annual Compensation         Annual       Underlying
Positions                Year   Salary           Bonus      Compensation(1) Options
---------                ----   ------           -----      ------------    -------

Ira Levy,                2002  $200,000     $   0   (3)        0              0
President and Chief      2001  $200,000     $ 48,736(3)        0              0
Executive    Officer(2)  2000  $200,000     $528,156(3)        0        250,000


Steven J. Lubman,        2002  $200,000     $   0   (3)        0              0
Vice President           2001  $200,000     $161,230(3)        0              0
                         2000  $200,000     $651,028(3)        0         50,000


Adam    Epstein,         2001  $184,615     $      0           0        500,000(4)
Former Chairman of the   2000  $157,692     $      0           0      1,000,000(4)
Board and Former Chief
Executive Officer(2)

<F1>
      (1) The above compensation figures do not include the cost for the use of automobiles leased by us, the cost of benefits and any other perquisites provided by us to such persons in connection with our business, all of which does not exceed the lesser of $50,000 or 10% of such person's annual salary and bonus for the subject fiscal year.

<F2>
      (2) Mr. Epstein became Acting Chief Executive Officer of Surge in 2000 until his separation from Surge in July 2001. Mr. Levy served as Chief Executive Officer during all of Fiscal 1998, Fiscal 1999 and until February 2000, and became Chief Executive Officer again in July 2001.

<F3>
      (3) Messrs. Levy and Lubman participated in the Surge bonus pool, which consisted of 10% of Surge's and Challenge's combined net profits, defined as income before income taxes, accrued interest charges and annualized costs, and also excluding interest on Surge's $7 million private placement of its 12% convertible promissory notes, specifically identifiable costs relating entirely to Superus and costs associated with the terminated acquisition of Global, but before the payment of bonuses. For Fiscal 2000, they each also received $250,000 in additional year end bonuses.

<F4>
      (4) Pursuant to his Termination and Separation Agreement in July 2001, all of Mr. Epstein's options terminated except for an option to purchase up to 125,000 shares of Common Stock at an exercise price of $2.90 per share, which shall remain exercisable until the earlier of a material breach by Mr. Epstein of his agreement or one year and one day after the date of such agreement. These options expired in July 2002.

Employment Agreements
---------------------

Employment Agreements for Messrs. Levy and Lubman
-------------------------------------------------

     Surge entered into employment agreements, each dated as of February 1, 1996, with Ira Levy, our president, and Steven J. Lubman, our vice president. These employment agreements provide that Messrs. Levy and Lubman shall devote all of their business time to Surge, each in consideration of an annual salary of
$200,000  for  five-year periods commencing  on  July  31,  1996.
Bonuses  to  Messrs. Levy and Lubman are to  be  based  upon  the performance of Surge and Challenge and determined at the discretion of our board of directors. Their salaries may be increased annually during the term of their employment, at the discretion of our board or its compensation committee. These employment agreements provide that, during the term of their employment with Surge and Challenge and for a period of one year following termination of employment, Messrs. Levy and Lubman are prohibited from engaging in activities which are competitive with those of Surge. In March 1998, the employment agreements were amended to extend their respective terms to July 30, 2003 and to provide that, unless terminated in writing by either party, on July 30th of each successive year of the employment agreements, the employment agreements shall automatically renew for an additional one-year term, so that on each July 30th there will be five years remaining on the terms of the agreements. The employment agreements further provide that in the event of a change of control where Messrs. Levy or Lubman is not elected to the Board of Directors of Surge and/or is not appointed as a Surge officer and/or there has been a change in ownership of at least 25% of the issued and outstanding stock and such issuance was not approved by either Mr. Levy or Mr. Lubman, then the non-approving person(s) may elect to terminate his employment contract and receive 2.99 times his annual compensation including benefits, or such other amount then permitted under the Internal Revenue Code without an excess penalty, in addition to the remainder of his compensation under his existing employment contract.

     In July 2001, we entered into a Termination and Separation Agreement with Mr. Epstein. Mr. Epstein had served as our Chairman and Acting Chief Executive Officer since February 2000, positions he resigned from effective July 11, 2001. Under the terms of this agreement, we made severance payments to Mr. Epstein totaling $100,000 over a six month period. These severance payments have been completed and we have no further obligations in connection with this agreement. All of Mr. Epstein's options terminated except for an option to purchase up to 125,000 shares of Common Stock at an exercise price of $2.90 per share, which shall remain exercisable until the earlier of a material breach by Mr. Epstein of his agreement or one year and one day after the date of the agreement.


Stock Option Plans
------------------

     In 1996, we adopted and our shareholders ratified, our 1995 Employee Stock Option Plan. The option plan, as amended, provides for the grant of options to purchase an aggregate of 850,000 shares of our common stock to our qualified employees, officers, directors, independent contractors, consultants and other individuals. The exercise price of options must be at least 85% of fair market value of the common stock on the date of grant (100% of fair market value, in the case of incentive stock options). As of November 30, 2002, options to purchase 685,500 shares were outstanding and 12,000 shares were available for grant.


             Aggregated Option Exercises in Last Fiscal Year
                and Fiscal Year End Option Values
         -----------------------------------------------

                Number of                   Value of Unexercised
                Unexercised Options         In-the-Money Options
                at November 30,2002         at November 30, 2002(1)
                -------------------         -----------------------

Name       Exercisable  Unexercisable     Exercisable   Unexercisable
----       -----------  -------------     -----------   -------------

Ira Levy    315,555          0              $0             $0

Steven J.
 Lubman     200,000          0              $0             $0

<F1>
(1) Based on a closing price of $.09 per share on November 30, 2002.


Option Grants in Last Fiscal Year
---------------------------------

     There were no options granted in Fiscal 2002.



COMPENSATION OF DIRECTORS
-------------------------

     Currently, our directors, other than David Siegel, receive $500 compensation per month for serving on our Board of Directors. David Siegel receives $750 per month to serve on our Board of Directors and as Chairman of the Compensation Committee. See "Item 12. Certain Relationships and Related Transactions." Directors are reimbursed for their reasonable expenses incurred in attending meetings.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

     The following table sets forth as of March 26, 2003, the number of shares of Common Stock held of record or beneficially
(i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and
(iii) by all officers and directors as a group:

                                               Percentage of
                        Amount and Nature      Surge Common
Name and address of     of Surge Common Stock  Stock Benefi-
Beneficial Owner        Beneficially Owned     cally Owned
-------------------     ---------------------  -------------

Ira Levy(2)                   568,855(3)           6.3%

Steven J. Lubman(2)           455,000(4)           5.1%

Lawrence Chariton(2)          101,795(5)           1.2%

Alan Plafker(2)                20,916(6)             *

David Siegel(2)                75,000(7)             *

Mark Siegel(2)                101,998(8)           1.2%

All directors and
executive officers
as a group (6 persons)      1,339,301(9)          14.31%

      * Less than 1% of the issued and outstanding shares of Common Stock.

<F1>
      (1) Based on 8,743,326 shares of Common Stock issued and outstanding as of March 27, 2003.

<F2>
      (2) The business and mailing address for each of these individuals is c/o Surge Components, Inc., 95 East Jefryn
Boulevard, Deer Park, New York 11729.

<F3>
      (3) Includes 315,555 shares of Common Stock issuable upon exercise of options granted to Mr. Levy, which options are exercisable within the next 60 days. Also includes shares of Common Stock held by Mr. Levy which are subject to certain voting and transfer restrictions pursuant to a stock purchase agreement between Mr. Lubman and Mr. Levy. Does not include (a) 105,553 shares of Common Stock issuable upon exercise of a Surge option granted to Mr. Levy, which options are not exercisable within 60 days, or (b) 1,025,000 shares of Common Stock issuable upon exercise of options subject to shareholder approval.

<F4>
      (4) Includes 200,000 shares of Common Stock issuable upon exercise of options granted to Mr. Lubman, which options are exercisable within the next 60 days. Also includes shares of Common Stock held by Mr. Lubman which are subject to certain voting and transfer restrictions pursuant to a stock purchase agreement between Mr. Lubman and Mr. Levy. Does not include
1,000,000 shares of Common Stock issuable upon exercise of options granted subject to shareholder approval.

<F5>
      (5) Includes 1,810 shares of Common Stock issuable upon exercise of warrants held by Mr. Chariton, which warrants are exercisable within the next 60 days.

<F6>
      (6) Includes 20,000 shares of Common Stock issuable upon exercise of options granted to Mr. Plafker, which options are exercisable within the next 60 days.

<F7>
      (7) Includes 40,000 shares of Common Stock issuable upon exercise of options granted to Mr. D. Siegel, which shares are exercisable within the next 60 days. Does not include 400,000 shares of Common Stock issuable upon exercise of an option subject to shareholder approval.

<FN8>
      (8) Includes 40,000 shares of Common Stock issuable upon exercise of options granted to Mr. M. Siegel, which options are exercisable within the next 60 days. Does not include 225,000 shares of common stock issuable upon exercise of an option subject to shareholder approval.

<F9>
      (9) Includes an aggregate of 617,365 shares of Common Stock issuable upon exercise of options and warrants held by Surge's executive officers and directors, which options and warrants are exercisable within the next 60 days.

     The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     In October 2000, we entered into a lease with Great American Realty of 95 Jefryn Blvd., LLC, a company whose stock is owned 33-1/3% each by Messrs. Ira Levy and Lubman, two of our executive officers and directors, and Mr. M. Siegel, one of our directors, for a 23,250 square foot executive office and warehouse facility, which we occupied in April 2001. The yearly rental for this facility is approximately $175,000 for the first year, increasing by 3% annually to approximately $228,000 in the final year of the lease. This lease expires on September 30, 2010. Our monthly rental cost for such lease was $14,967 during Fiscal 2002.

     On November 24, 2000, the Company entered into an agreement with a financial consultant, Equilink Capital Partners, LLC ("Equilink"), for which the consultant received 900,000 Common Shares, 70,000 shares of the Series C Preferred Stock and five year warrants to purchase 2,000,000 shares Common Stock exercisable at $3 per share, for past and future services and expenses. Included in the past services were fees totaling $338,438 relating to services and expenses of the aborted Mailencrypt.com, Inc. merger, $302,812 relating to the terminated acquisition of Orbit Networks, Inc., $226,812 for expenses relating to the $7 million convertible note offering and $3,704,999 relating to the terminated Global DataTel, Inc. acquisition.

      Pursuant to a Redemption Agreement, dated as of April 3, 2001, with Equilink and R. DePalo, its sole shareholder, the Company purchased from Equilink 423,000 shares of Common Stock and 8,000 shares of Series C Preferred Stock for $650,000 in cash. The purchase price for these securities was based upon approximately 95% of the average closing price of the shares of Common Stock for the five trading days ended on April 2, 2001. The Company received general releases from Equilink, Mr. DePalo and a third party and the Company agreed not to pursue any action against Equilink or Mr. DePalo, except in limited specified situations, in connection with the closing of the redemption transaction.

      In April 2002, in connection with a Mutual Release, Settlement, Standstill and Non-Disparagement Agreement by and among the Company and Equilink, Robert DePalo, Old Oak Fund Inc. and Kenneth Orr (collectively, the "Investors"), among other provisions, the Investors transferred back to the Company 252,000 shares of Common Stock, 19,300 shares of Series C Preferred Stock, and certain warrants, representing all of the Company's securities held by the Investors, and agreed, among other things, not to purchase any securities of the Company and not to disparage the Company in any manner, in exchange for $225,000. In addition, the Company and the Investors mutually agreed to release each other from all claims each party had, now has, or in the future might have against the other.

     We believe that the terms of each of the foregoing transactions were no less favorable to us than we could have obtained from non-affiliated third parties, although no independent appraisals were obtained. We anticipate that all future transactions with our affiliates, if any, will be on terms believed by our management to be no less favorable than are available from unaffiliated third parties and will be approved by a majority of disinterested directors.


OTHER MATTERS
-------------

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------

     The Board of Directors has selected S&G, independent certified public accountants, auditors of the Companys financial statements for FY2002, as the auditors of the financial statements of the Company for its current fiscal year ending November 30, 2003. Representatives of S&G have been invited to attend the Meeting, but it is uncertain whether they will attend. If they do, they will be given the opportunity to make a statement and to answer questions any shareholder may have.

SHAREHOLDERS' PROPOSALS
-----------------------

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 95 East Jefryn
Boulevard, Deer Park, NY 11729 on or before [     ], 2003.


                              By Order of the Board of Directors



                              Ira Levy, President

Dated: March 28, 2003





                                                       APPENDIX A



                                     Adopted as of March 28, 2003

                     Audit Committee Charter


Purpose of Committee

      The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Surge Components, Inc. (the
"Company") is to:

(a) assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence,
    (iv) the performance of the Company's internal audit function and independent auditors, and (v) the Company's management of market, credit, liquidity and other financial and operational risks; and

(b) prepare  the report required to be prepared by the  Committee
    pursuant   to  the  rules  of  the  Securities  and  Exchange
    Commission (the "SEC") for inclusion in the Company's annual proxy statement.

Committee Membership

      The Committee shall consist of no fewer than two members of the Board. The members of the Committee shall each have been determined by the Board to be "independent", as applicable, under the Sarbanes-Oxley Act of 2002 (the "2002 Act"). The Board shall also determine that each member is "financially literate" and shall endeavor to have at least one member who has "accounting or related financial management expertise," in each case as such qualifications are defined by, to the extent required by, the applicable SEC rules, that at least one member of the Committee is an "audit committee financial expert" as defined by the SEC (or if no member is an "audit committee financial expert", explaining the reason for not having an audit committee financial expert on the Committee). No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Committee, and discloses this determination in the Company's annual proxy statement. No member of the Committee may receive any compensation from the Company other than (i) director's fees, which may be received in cash, common stock, equity-based awards or other in-kind consideration ordinarily available to directors;
(ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

      Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

       The Board shall designate one member of the Committee as its chairperson. The Committee shall meet at least once during each fiscal quarter, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.
       The Committee may invite such members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly to the Board summarizing the Committee's actions and any significant issues considered by the Committee.

  Committee Duties and Responsibilities

       The  following are the duties and responsibilities of  the
Committee:

 1. To meet with the independent auditors and the Company's management and such other personnel as it deems appropriate and discuss such matters as it considers appropriate, including the matters referred to below. The Committee should meet separately with the independent auditors and the Company's management, periodically.

 2. To decide whether to appoint, retain or terminate the Company's independent auditors, including sole authority to approve all audit engagement fees and terms and to pre-
    approve all audit and non-audit services to be provided by the independent auditors. The Committee shall monitor and evaluate the auditors' qualifications, performance and independence on an ongoing basis, and shall be directly responsible for overseeing the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). In conducting such evaluations, the Committee shall:



   -At  least  annually,  obtain  and  review  a  report  by  the independent auditors describing: the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company (including information the Company determines is required to be disclosed in the Company's proxy statement as to services for audit and non-audit services provided to the Company and those disclosures required by Independence Standards Board Standard No. 1, as it may be modified or supplemented).

   -Discuss   with   the  independent  auditors   any   disclosed
    relationships or services that may impact the objectivity or independence of the independent auditors.

   -Take into account the opinions of management.

   The Committee shall present its conclusions with respect to the independent auditors to the Board for its information at least annually.

 3. To obtain from management in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices to be used, which report will be reviewed and concurred with by the independent auditors, and to obtain from the independent auditors any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences.

 4. To discuss with management and the independent auditors the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of  Financial  Condition and Results of Operations,"  and
    to discuss with the Company's Chief Executive Officer and Chief Financial Officer their certifications to be
    provided  pursuant to Sections 302 and 906 of   the  2002
    Act, including whether the financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of and for the periods presented and  whether  any
    significant deficiencies exist  in  the   design  or
    operation  of internal  controls  that  could adversely
    affect  the  Company's  ability  to   record,
    process,   summarize  and  report  financial  data,   any
    material  weaknesses exist in internal controls,  or  any
    fraud  has  occurred,  whether  or  not  material,   that
    involves  management  or  other  employees  who  have   a
    significant role in the Company's internal controls. The Committee shall discuss, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the
    Company's   selection   or  application   of   accounting
    principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps
    adopted   in  light  of  material  control  deficiencies;
    (b)   analyses   prepared   by  management   and/or   the
    independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (c) the effect of regulatory and accounting initiatives, as well
    as   off-balance  sheet  structures,  on  the   financial
    statements of the Company.

 5. To discuss with the independent auditors on at least an annual basis the matters required to be discussed by Statement of Accounting Standards No. 61, as it may be modified or supplemented, as well as any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors' activities or access to requested information, and any significant disagreements with management. Among the items the Committee will consider discussing with the independent auditors are: any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise); and any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company.

 6. To discuss with management and, as appropriate, the independent auditors periodically, normally on at least an annual basis:


    -The   independent   auditors'  annual   audit   scope,   risk
     assessment and plan.


    -The form of independent auditors' report on the annual financial statements and matters related to the conduct of the audit under generally accepted auditing standards.

    -Comments by the independent auditors on internal controls and significant findings and recommendations resulting from the audit.

  7. To establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  8. To discuss with management periodically, normally on at least an annual basis, management's assessment of the
     Company's market, credit, liquidity and other financial and operational risks, and the guidelines, policies and processes for managing such risks.

  9.  To   discuss  with   the  Company's  management  and  Company
     lawyer, if it so desires, any significant legal, compliance or regulatory matters that may have a material impact on the
     Company's   business,  financial  statements  or   compliance
     policies.

 10. To obtain assurance from the independent auditors that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under that Act.

 11. To produce the reports described under "Committee Reports" below.

 12. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Committee Reports

       The Committee shall produce the following reports and provide them to the Board:

 1. Any report, including any recommendation, or other disclosures required to be prepared by the Committee pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

 2. An annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also include a review of the adequacy of this charter and shall recommend to the Board any revisions the Committee deems necessary or desirable, although the Board shall have the sole authority to amend this charter. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.


Delegation to Subcommittee

       The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next scheduled meeting.

Resources and Authority of the Committee

       The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts, as it deems appropriate, without seeking approval of the Board or management.


                                                       APPENDIX B

                     SURGE COMPONENTS, INC.

                             PROXY


      The undersigned, revoking all proxies, hereby appoints Ira Levy and Steven Lubman and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Surge Components, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on [ ], at 10:00 A.M. at ___________________ and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 2002 Annual Report.


     1.   ELECTION OF DIRECTORS

          FOR all nominees listed           WITHHOLD Authority
          below (except as marked           vote for all nominees
          to the contrary below)            listed below  _______


(INSTRUCTION:   To withhold authority to vote for  an  individual
nominee, strike a line through such nominee's name in the list below).

          IRA LEVY, STEVEN J. LUBMAN, ALAN PLAFKER, DAVID SIEGEL,
          MARK SIEGEL AND LAWRENCE CHARITON

          2.    IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY
          PROPERLY COME BEFORE THE MEETING.


      PLEASE  SIGN  ON  THE REVERSE SIDE AND  RETURN  THIS  PROXY
PROMPTLY IN THE ENCLOSED ENVELOPE.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
and when properly executed will be voted as directed herein.   If
no  direction is given, this Proxy will be voted FOR Proposals  1 and 2.


Date:                       , 2003


_____________________________
(Signature)

_____________________________
(Signature, if held jointly)


Where stock is registered in the names
of two or more persons ALL should sign.
Signature(s) should correspond exactly
with the name(s) as shown above. Please sign, date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.


     Requests for copies of proxy materials, the Company's Annual Report for its fiscal year ended November 30, 2002 on Form 10-KSB should be addressed to Shareholder Relations, Surge Components, Inc., 95 East Jefryn Boulevard, Deer Park, NY 11729. This material will be furnished without charge to any shareholder requesting it.